EXHIBIT 99.1
                                  ------------






October 25, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred May 30, 2000, to be filed by our former client, GlobalNet, Inc. We agree with the statements made in response to that item insofar as they related to our Firm.

Yours very truly,



/s/ Andersen Andersen & Strong